Fund Name	Ticker Symbol (Exchange)

Simplify Bitcoin Strategy ETF	MAXI (Nasdaq Stock Market LLC)

a series of Simplify Exchange Traded Funds

PROSPECTUS

November 1, 2025
as supplemented May 22, 2026

www.simplify.us/etfs	phone: 1 (855) 772-8488

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission or the Commodity Futures Trading Commission nor has the Securities and Exchange Commission or the Commodity Futures Trading Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Fund’s shares are listed and traded on the Exchange listed above.

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FUND SUMMARY – SIMPLIFY BITCOIN STRATEGY ETF (formerly Simplify Bitcoin Strategy PLUS Income ETF)

Investment Objective: The Simplify Bitcoin Strategy ETF (the “Fund” or “MAXI”) seeks income and capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of Fund shares, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.46%
Total Annual Fund Operating Expenses	1.31%

(1)	Other Expenses are restated to reflect interest expenses of 0.46%. Interest expenses were previously estimated at 0.15%.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$133	$415	$718	$1,579

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies: The Fund is an actively managed exchange-traded fund (an “ETF”). The Fund’s Adviser seeks to achieve the Fund’s investment objective by using two primary strategies: (1) a Bitcoin strategy, and (2) an income strategy.

The Fund does not invest in Bitcoin directly.

Bitcoin Strategy

The Adviser seeks capital gains through a Bitcoin strategy. Under normal market conditions, the Adviser selects investments in Bitcoin related instruments so that the total value of economic Bitcoin exposure is approximately 100% to 200% of the net assets of the Fund. The Adviser uses a proprietary economic model to establish Bitcoin exposure along the 100% to 200% continuum. The proprietary model uses historical data to identify price and volatility trends and then predict current market behavior. The Adviser increases or decreases Bitcoin exposure based on the direction of the trends. The Bitcoin related instruments in which the Fund invests are Bitcoin futures, exchange-traded products with direct exposure to Bitcoin (“Bitcoin ETPs”), exchange-traded funds with indirect exposure to Bitcoin primarily through Bitcoin futures, options, or other derivative instruments (“Bitcoin ETFs”), and options and swaps linked to Bitcoin ETFs and Bitcoin ETPs as well as swaps and options on Bitcoin. The Adviser selects the instrument or instruments it believes presents the most economically efficient means to capture Bitcoin returns. The Adviser may reallocate among instruments when one becomes more economically efficient.

Bitcoin Futures and Swaps

Bitcoin futures are intended to track, although not lockstep, the price of Bitcoin. The Fund only invests in standardized, cash-settled Bitcoin futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission. As of the date of this prospectus, only regulated U.S. exchanges have such contracts. The value of Bitcoin futures is determined by reference to the underlying reference asset (the spot price of Bitcoin as measured by the relevant futures exchange, which is based on a survey of major spot Bitcoin exchanges). The Adviser invests primarily in front-month Bitcoin futures. Front-month Bitcoin futures contracts are those contracts with the shortest time to maturity.

The Fund may also gain exposure to Bitcoin by entering into swap agreements that use Bitcoin, a Bitcoin ETF or Bitcoin ETP as the reference asset. A swap agreement is a two-party contract entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The swap agreements entered into by the Fund may provide exposure to a single Bitcoin ETF and/or Bitcoin ETP, multiple Bitcoin ETPs and/or Bitcoin ETFs, or solely to Bitcoin. The particular Bitcoin ETF or Bitcoin ETP used as the reference asset for one or more of the Fund’s swap agreements may change at any time based on a variety of factors, including market conditions, counterparty terms, and the liquidity, performance, and fees of those Bitcoin ETFs and Bitcoin ETPs.

Bitcoin ETPs and Bitcoin ETFs

Bitcoin ETPs are investment vehicles that track the price of Bitcoin by directly holding actual Bitcoin (called “spot”) as their underlying asset while Bitcoin ETFs primarily invest in Bitcoin futures, options, swaps, or other derivative instruments to gain exposure to Bitcoin. The Bitcoin ETPs and Bitcoin ETFs trade on a U.S.-regulated securities exchange. Unlike Bitcoin ETFs, Bitcoin ETPs are not registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser selects specific Bitcoin ETPs and Bitcoin ETFs that it believes offer sufficient liquidity and relatively low expenses.

Options on Bitcoin, Bitcoin Futures, Bitcoin ETFs and Bitcoin ETPs

In effectuating the Fund’s Bitcoin strategy, the Fund may purchase call options contracts that utilize Bitcoin, Bitcoin futures, a Bitcoin ETF or Bitcoin ETP as the reference asset. To implement the Bitcoin options strategy, the Fund invests in over-the-counter options on Bitcoin and traditional exchange-traded options on Bitcoin futures, Bitcoin ETFs, Bitcoin ETPs, or an index of Bitcoin ETPs and/or FLexible EXchange® options (“FLEX Options”) that utilize a Bitcoin ETF or Bitcoin ETP as the reference asset. The Fund will close out over-the-counter options on Bitcoin prior to expiration so that it does not take delivery of Bitcoin. The Fund expects to primarily invest in options contracts that are listed, traded and cleared on regulated U.S. exchanges. Traditional exchange-traded options have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

Option Sub-Strategy

The Adviser seeks additional capital gains through an option sub-strategy with up to 20% of Fund assets. However, gains from written option premiums are often referred to as income. The option strategy consists of an exchange-traded and over-the-counter (“OTC”) put and call buying and writing strategy on instruments linked to Bitcoin. A call option gives the owner the right, but not the obligation, to buy a security, index future, ETF, or reference asset at a specified price (strike price) within a specific time period. A put option gives the owner the right, but not the obligation, to sell index futures or sell a security, index future, ETF, or reference asset at a specified price (strike price) within a specific time period. The Adviser focuses on creating synthetic-type exposure to Bitcoin by writing put options and buying call options on Bitcoin-linked reference assets. This paired (or two-leg) option strategy is referred to in option industry parlance as a “risk reversal” strategy.

Risk Reversal

A risk reversal strategy involves buying an out-of-the-money call and selling an out-of-the-money put. For example, if the reference asset price is currently $100, the Fund might buy a call at the $105 strike price and sell an out-of-the-money put at the $95 strike price. The initial cost of the strategy would be small and may potentially provide a net credit. If the reference asset price at expiration is above the $105 strike, the Fund would begin to profit at a one-to-one ratio and the written put would expire worthless. If the reference asset price goes below the $95 strike, the Fund would begin to lose at the same one-to-one ratio and the purchased call would expire worthless. When the Adviser expects the price of Bitcoin to rise, this bullish strategy is very efficient because of the low cost to establish the position. In terms of return profile, it is similar to being long the Bitcoin-linked instrument, but at a much lower initial cost. However, the Fund remains exposed to significant downside risk because it has written (i.e. a short position) the put.

Generally, the Adviser selects among the options linked strategies based upon its evaluation of relative value based on cost, strike price (price that the optioned asset can be bought or sold by the option holder) and maturity (the last date the option contract is valid) and will exercise or close the options based on approaching maturity or opportunistic portfolio rebalancing. The Fund anticipates purchasing and selling options on a weekly, monthly, quarterly, and annual basis, depending upon the Adviser’s strategy outlook and the individual option expiration dates. However, the Fund may adjust its option portfolio on a more frequent basis for a number of reasons such as if market volatility renders the return profile provided by the option strategy less effective or ineffective or an option position has appreciated to the point that it is prudent to decrease the Fund’s exposure and realize gains for the Fund’s shareholders. While the option strategy is intended to improve the Fund’s performance, there is no guarantee that it will do so.

The Fund is deemed to be concentrated because it invests more than 25% of its net assets in investments that provide exposure to Bitcoin and/or Bitcoin futures contracts.

Bitcoin and Bitcoin Blockchain

Bitcoin is a digital asset that operates on a decentralized network using blockchain technology to facilitate secure and anonymous transactions. Bitcoin represents a digital asset that functions as a medium of exchange (although it is not widely used in this manner at present) utilizing cryptographic protocols to secure transactional processes, control the creation of additional units, and verify the transfer of assets. Its operation on a decentralized blockchain network ensures both transparency and immutability of records, without the need for a central authority. This innovative technology underpinning Bitcoin allows for peer-to-peer transactions and provides a framework for digital scarcity.

The Bitcoin blockchain constitutes a decentralized, digital ledger technology that chronologically and publicly records all Bitcoin transactions. This technology is characterized by its use of blocks, which are structurally linked in a chain through cryptographic hashes. Each block contains a list of transactions that, once verified and added to the blockchain through a consensus process known as proof of work, become extremely difficult to reverse and tamper with. The integrity, transparency, and security of the transactional data are maintained autonomously within the Bitcoin network, eliminating the necessity for central oversight and facilitating trust in a peer-to-peer system.

Income Strategy

To the extent Fund assets are not consumed by the Bitcoin Strategy and to serve as collateral for certain derivative positions, the Adviser deploys assets through an income strategy focused on high-quality short-term debt instruments: U.S. Treasury securities, U.S. Treasury Inflation-Protected Securities (“TIPS”), and fixed-income ETFs that invest primarily in U.S. Treasury securities. A portion of these securities serve as collateral for the Fund’s futures, options, and swap positions.

Additionally, the Fund increases its income producing portfolio through leverage by entering into reverse repurchase agreements. Reverse repurchase agreements are contracts in which the Fund is a seller of securities under an agreement to buy the securities back at a specified time and price. Reverse repurchase agreements are used by the Fund as an indirect means of borrowing. The Adviser may invest in an affiliated money market ETF to manage liquidity or to pledge as collateral for derivatives.

Subsidiary

The Fund executes a portion of its Bitcoin strategy indirectly by investing up to 25% of its total assets (measured at the time of investment) in a wholly owned and controlled subsidiary, the Simplify Bitcoin Strategy PLUS Income Cayman Fund (the “Subsidiary”), which is designed to enhance the ability of the Fund to obtain indirect exposure to the Bitcoin market consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Fund expects to gain exposure to Bitcoin futures, Bitcoin swaps, Bitcoin ETP swaps, options on Bitcoin, Bitcoin futures, Bitcoin ETPs, or an index of Bitcoin ETPs through the Subsidiary. The Fund does not control any other entity. The Subsidiary is advised by the Adviser. Unlike the Fund, the Subsidiary may invest without limitation indirectly in Bitcoin-related investments, however, the Subsidiary will comply with the same Investment Company Act of 1940 asset coverage requirements, when viewed on a consolidated basis with the Fund, with respect to its investments in derivatives; and also complies with the provisions of the Investment Company Act of 1940 in Section 15 (regarding investment advisory contract approvals).

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” fund.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Bitcoin Risk. The value of the Fund’s investments in Bitcoin related instruments are subject to fluctuations in the value of Bitcoin. Bitcoin is a relatively new innovation and the market for Bitcoin is subject to rapid price swings, changes and uncertainty. The further development of the Bitcoin network and the acceptance and use of Bitcoin are subject to a variety of factors that are difficult to evaluate. The value of Bitcoin has been, and may continue to be, substantially dependent on speculation, such that trading and investing in these assets generally may not be based on fundamental analysis. The slowing, stopping or reversing of the development of the Bitcoin network or the acceptance of Bitcoin may adversely affect the price of Bitcoin. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact the digital asset trading venues on which Bitcoin trades. The Bitcoin blockchain may contain flaws that can be exploited by hackers. A significant portion of Bitcoin is held by a small number of holders sometimes referred to as “whales.” Transactions of these holders may influence the price of Bitcoin.

Unlike the exchanges for more traditional assets, such as equity securities, Bitcoin and the digital asset trading venues on which it trades are largely unregulated and highly fragmented and digital asset trading venues may be operating out of compliance with regulations. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote Bitcoin in a way that artificially increases the price of Bitcoin). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of digital asset trading venues have been closed due to fraud, failure or security breaches. Investors in Bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Legal or regulatory changes may negatively impact the operation of the Bitcoin network or restrict the use of Bitcoin. The Bitcoin related instruments may also be negatively impacted by regulatory enforcement actions against the digital asset trading venues upon which Bitcoin trades. Such actions could significantly reduce the number of venues upon which Bitcoin trades and could negatively impact the Bitcoin held by the Bitcoin ETPs and the Bitcoin-linked derivatives. In addition, digital asset trading venues, Bitcoin miners, and other participants may have significant exposure to other digital assets. Instability in the price, availability or legal or regulatory status of those instruments may adversely impact the operation of the digital asset trading venues and the Bitcoin network. The realization of any of these risks could result in a decline in the acceptance of Bitcoin and consequently a reduction in the value of Bitcoin, Bitcoin-linked derivatives, and shares of the Bitcoin ETPs and Bitcoin ETFs. Such occurrences could also impair the Bitcoin ETPs’ and Bitcoin ETFs’ ability to meet their investment objective pursuant to their respective investment strategy.

The Bitcoin network is maintained and secured by a group of validators who “mine” Bitcoin, which involves contributing computer power to the network to validate transactions, maintain security and finalize settlement. The Bitcoin blockchain relies on a consensus mechanism whereby miners agree on the accurate state of the database. If a malicious actor (or group of actors) were to gain control of more than 50% the mining (or “hash”) power in the network, even temporarily, they would have the ability to block new transactions from being confirmed and could, over time, reverse or reorder prior transactions. Although it may be challenging for a malicious actor (or group of actors) to gain control of 50% of the mining (or “hash”) power in the Bitcoin blockchain, such an attack would significantly impact the value of Bitcoin, and thereby of the Bitcoin held by the Bitcoin ETPs, the Bitcoin futures contracts held by the Bitcoin ETF, and Bitcoin-linked derivatives.

A blockchain is a public database that is updated, shared and maintained across many computers in a network. The software that powers a blockchain is known as its protocol. Like all software, these protocols may update or change from time-to-time. In the case of the Bitcoin protocol, updates are made based on proposals submitted by developers, but only if a majority of the users and miners adopt the new proposals and update their individual copies of the protocol. Certain upgrade proposals to a blockchain may not be accepted by all the participants in an ecosystem. If one significant group adopts a proposed upgrade and another does not – or if groups adopt different upgrades – this can result in a “fork” of the blockchain, wherein two distinct sets of users and validators or users and miners run two different versions of a protocol. If the versions are sufficiently different such that the two versions of the protocol cannot simultaneously maintain and update a shared record of the blockchain database, it is called a “hard fork.” A hard fork can result in the creation of two competing blockchains, each with its own native crypto assets. For instance, on August 1, 2017, two factions in the Bitcoin community could not agree on whether or not to adopt an upgrade to the Bitcoin protocol related to how to scale throughput on the blockchain. The disagreement created a fork, with the smaller group taking the name “Bitcoin Cash” and running its own blockchain and related native crypto asset. The larger group retained the name Bitcoin for its blockchain and held Bitcoin as the native crypto asset. Additional forks of the Bitcoin blockchain are possible. A large-scale fork could introduce risk, uncertainty, or confusion into the Bitcoin blockchain, or could fraction the value of the main blockchain and its native crypto asset, which could significantly impact the value of Bitcoin held by the Bitcoin ETPs, Bitcoin futures contracts held by the Bitcoin ETFs, and Bitcoin-linked derivatives held by the Fund. Additionally, a hack of the Bitcoin blockchain or one or more projects that interact with or that are built on top of the Bitcoin blockchain could negatively impact the price of Bitcoin, whether it leads to another hard fork or not, and thereby the value of the Bitcoin held by the Bitcoin ETPs, the Bitcoin futures contracts held by the Bitcoin ETFs, and Bitcoin-linked derivatives held by the Fund.

The Bitcoin blockchain and its native crypto asset, Bitcoin, face numerous challenges to gaining widespread adoption as an alternative payments system, including the slowness of transaction processing and finality, variability in transaction fees and volatility in Bitcoin’s price. It is not clear that the Bitcoin blockchain or Bitcoin can overcome these and other impediments, which could harm the long-term adoption of the Bitcoin blockchain and Bitcoin as an alternative payment system, and thereby negatively impact the price of Bitcoin. In addition, alternative public blockchains have been developed and may in the future develop that compete with the Bitcoin blockchain and may have significant advantages as alternative payment systems, including higher throughput, lower fees, faster settlement and finalization, and the ability to facilitate untraceable and/or privacy-shielded transactions through the use of zero-knowledge cryptography or other means. It is possible that these alternative public blockchains and their native crypto assets may be more successful than the Bitcoin blockchain and Bitcoin in gaining adoption as an alternative payments system, which could limit the long-term adoption of the Bitcoin blockchain and Bitcoin, thereby negatively impact the price of Bitcoin. Such alternative public blockchains, such as the Ethereum network, allow users to write and implement smart contracts—that is, general-purpose code that executes on every computer in the network and can instruct the transmission of information and value based on a sophisticated set of logical conditions. Using smart contracts, users can create markets, store registries of debts or promises, represent the ownership of property, move funds in accordance with conditional instructions and create other digital assets. Furthermore, traditional payment systems may improve their own technical capabilities and offer faster settlement times, faster finalization and lower fees. This could make it more difficult for the Bitcoin blockchain and Bitcoin to gain traction as an alternative payments system, which could limit the long-term adoption of the Bitcoin blockchain and Bitcoin, and thereby negatively impact the price of Bitcoin. Finally, one means by which the ecosystem surrounding the Bitcoin blockchain has attempted to mitigate concerns about the slowness of transaction processing and finality and the variability of transaction fees has been through the development of so-called Layer 2 networks, including the “Lightning Network.” Layer 2 networks are separate blockchains built on top of “Layer 1” blockchains like the Bitcoin blockchain for the purpose of augmenting the throughput of the Layer 1 blockchain, and often, providing lower fees for transaction processing and faster settlement. Layer 2 blockchains introduce certain risks into the Bitcoin ecosystem that should be considered. For instance, Layer 2 blockchains are a relatively new and still developing technology. Technological issues – including hacks, bugs, or failures – could introduce risk or harm confidence in the Bitcoin ecosystem, which could negatively impact the price of Bitcoin. In addition, users may choose to settle an increasing share of transactions on Layer 2 blockchains, which could negatively impact the transaction activity on, and the amount of fee revenue generated by, the Bitcoin blockchain itself, which could negatively impact the price of Bitcoin. If these or other developments negatively impact the price of Bitcoin, this would negatively impact the value of the Bitcoin ETPs, Bitcoin ETFs and Bitcoin-linked derivatives held by the Fund.

The realization of any of these risks could result in a decline in the acceptance of Bitcoin and consequently a reduction in the value of Bitcoin, Bitcoin futures, Bitcoin-linked derivatives, and the Fund.

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Bitcoin Tax Risk. By investing in Bitcoin futures indirectly through the Subsidiary, the Fund will obtain exposure to the crypto asset Bitcoin within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received by the Fund from its investments in the Subsidiary will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

The Fund’s investments in Bitcoin ETPs or similar investment vehicles are grantor trusts for U.S. federal income tax purposes, and therefore an investment by the Fund directly in such an investment will generally be treated as a direct investment in Bitcoin for such purposes. In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) requires, among other things, that at least 90% of the Fund’s income be “qualifying income.” Although the income from Bitcoin ETPs in which the Fund invests is not treated as qualifying income, the Fund avoids the recognition of any income from Bitcoin ETPs by handling any Bitcoin ETP transactions with Authorized Participants (“AP”) through in-kind creations and redemptions. For example, if the Fund wants to reduce its exposure to Bitcoin ETPs, it may deliver a basket of the Bitcoin ETPs to the AP in exchange for shares of the Fund. The Bitcoin ETPs are not sold by the Fund and therefore, no income is generated for the Fund. To the extent the IRS disagrees with the Fund’s view regarding the use of the in-kind creation and redemptions to avoid recognition of non-qualifying income from Bitcoin ETPs, then the Fund may fail to qualify as a RIC under the Code. If, in any year, the Fund fails to qualify as a RIC and was ineligible to or was not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation and subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. See “Authorized Participant Risk” below for additional risks regarding APs.

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Bitcoin Futures Contract Risk. The market for Bitcoin futures may be less developed, and potentially less liquid and more volatile, than more established futures markets as Bitcoin futures are relatively new. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the reference asset and the price of the futures contract; (b) possible lack of a liquid secondary market and the resulting inability to close a futures contract when desired; (c) investments in futures contracts involves leverage, which means a small percentage of assets in futures can have a disproportionately large impact on the Fund and the Fund can lose more than the principal amount invested; (d) losses caused by unanticipated market movements, which are potentially unlimited; (e) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so. Bitcoin futures may trade at a price premium above Bitcoin. As a futures contract approaches expiration, the price premium will tend to erode, which will result in losses to the Fund assuming other things equal.

Options Risk. Buying and selling (writing) options are speculative activities and entail greater than ordinary investment risks. Options enable the Fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of such options can be volatile, and a small investment in options can have a large impact on the performance of the Fund. The Fund risks losing all or part of the cash paid (premiums) for purchasing options. Even a small decline in the value of a reference asset underlying call options or a small increase in the value of a reference asset underlying put options can result in the entire investment in such options being lost. The Fund’s options also may fail to track the performance of their underlying reference asset, which may limit the effectiveness of the Fund’s strategy. The potential loss from written options can exceed the Fund’s initial investment in such options and could be unlimited. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

Swap Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance.

Bitcoin ETF Risks. The Bitcoin ETFs do not invest directly in Bitcoin. Instead, the Bitcoin ETFs obtain indirect exposure to Bitcoin by investing in Bitcoin futures, swaps, and/or options. The market for derivatives linked to Bitcoin may be less developed, and potentially less liquid and more volatile, than more established markets. While these markets have grown substantially since Bitcoin derivatives commenced trading, there can be no assurance that this growth will continue. The price for Bitcoin futures, swaps, and options is based on a number of factors, including the supply of and the demand for these derivatives. Market conditions and expectations, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for these derivatives. Additionally, due to the high margin requirements that are unique to Bitcoin futures contracts, the Bitcoin ETFs may experience difficulty maintaining the desired level of exposure to Bitcoin solely through futures contracts. If a Bitcoin ETF is unable to achieve such exposure it may not be able to meet its investment objective and the Bitcoin ETF’s returns may be different or lower than expected. Additionally, collateral requirements may require the Bitcoin ETFs to liquidate their positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like Bitcoin futures may be considered aggressive and may expose the Bitcoin ETFs to significant risks. These risks include counterparty risk and liquidity risk.

Concentration Risk. The Fund’s net asset value may fluctuate more than that of a fund that does not concentrate in Bitcoin related instruments.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risks. The Fund is structured as an ETF and will invest in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on The Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Exchange Traded Product (ETP) Risk. The Fund may invest in Bitcoin ETPs. Through its positions in Bitcoin ETPs, the Fund generally will be subject to the risks associated with such vehicle’s investments, including the possibility that the value of the securities or instruments held by or linked to a Bitcoin ETP could decrease. The Bitcoin ETPs in which the Fund invests are not registered, nor are they required to be registered, as investment companies subject to the 1940 Act and, therefore, are not subject to the regulatory scheme of the 1940 Act. When the Fund invests in a Bitcoin ETP, in addition to directly bearing the expenses associated with its own operations, it also will bear a pro rata portion of the Bitcoin ETP’s expenses (including operating costs and management fees).

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. A rise in interest rates may result in a decline in the value of the fixed income investments held by the Fund.

Leverage Risk. The use of leverage by the Fund, such as borrowing money through reverse repurchase agreements or the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Assets in the Fund’s portfolios may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change or climate related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Non-Diversification Risk. The Fund’s portfolio may focus on a limited number of investments and will be subject to potential for volatility than a diversified fund.

Reverse Repurchase Agreements Risk. The reverse repurchase agreement counterparty may fail to return securities to the Fund. Such securities may be costly to replace.

TIPS Risk. TIPS are debt instruments issued by the by the United States Department of the Treasury. The principal of TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When TIPS mature, investors are paid the adjusted principal or original principal, whichever is greater. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. Inflation-indexed bonds generally pay a lower nominal interest rate than a comparable non-inflation-indexed bond. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Fund or applicable underlying ETF will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives. In addition, TIPS are subject to credit risk, interest rate risk, and maturity risk.

U.S. Treasury Market Risk. The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.

Underlying Fund Risk. ETFs and ETPs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and ETPs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs and ETPs is subject to its own specific risks, but the Adviser expects the principal investments risks of such ETFs will be similar to the risks of investing in the Fund.

Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities or other investments, such as Bitcoin, that trade in thin or volatile markets or that are valued using a fair value methodology. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. Shares of the Bitcoin ETPs and Bitcoin ETFs are intended to reflect the price of bitcoin, less fees and expenses. The price of a Bitcoin ETP or Bitcoin ETF may go down even if the price of the underlying asset, bitcoin, remains unchanged. Additionally, shares that trade at a premium mean that an investor who purchases $1 of a portfolio will actually own less than $1 in assets.

Wholly-Owned Subsidiary Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the Investment Company Act of 1940 (“1940 Act”), as amended, and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act, such as limits on leverage when viewed in isolation from the Fund.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased Portfolio Turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Performance: The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index and an additional index. The additional index tracks the U.S. dollar price of bitcoin and is included as a performance benchmark that reflects the Fund’s core bitcoin exposure component. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.simplify.us/etfs or by calling 1 (855) 772-8488.

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 69.81% (quarter ended March 31, 2023) and the Fund’s lowest quarterly return was -16.67% (quarter ended June 30, 2024). The calendar year-to-date total return of the Fund as of September 30, 2025 was 24.42%.

Average Annual Total Returns for the Periods Ended December 31, 2024

	1 Year	Since Inception (9/29/22)
Return Before Taxes	90.53%	85.63%
Return After Taxes on Distributions	67.05%	65.39%
Return After Taxes on Distributions and Sale of Fund Shares	51.64%	58.13%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.16%	23.23%
Nasdaq Bitcoin Reference Price Index (USD) (reflects no deduction for fees, expenses or taxes)	78.20%	85.92%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: David Berns, Chief Investment Officer of the Adviser, Jeff Schwarte, Chief Equity Strategist of the Adviser and Emilio Freire, Portfolio Manager of the Adviser serve as portfolio managers of the Fund. Dr. Berns has served the Fund as a portfolio manager since it commenced operations in October 2022. Mr. Freire has served the Fund as a portfolio manager since July 2024. Mr. Schwarte has served as a portfolio manager since October 2025. Dr. Berns, Mr. Schwarte and Mr. Freire are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE:

Fund	Investment Objective
MAXI	income and capital appreciation

The Fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval upon written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund is an actively managed exchange-traded fund (an “ETF”). The Fund’s Adviser seeks to achieve the Fund’s investment objective by using two primary strategies: (1) a Bitcoin strategy, and (2) an income strategy.

The Fund does not invest in Bitcoin directly.

Bitcoin Strategy

The Adviser seeks capital gains through a Bitcoin strategy. Under normal market conditions, the Adviser selects investments in Bitcoin related instruments so that the total value of economic Bitcoin exposure is approximately 100% to 200% of the net assets of the Fund. The Adviser uses a proprietary economic model to establish Bitcoin exposure along the 100% to 200% continuum. The proprietary model uses historical data to identify price and volatility trends and then predict current market behavior. The Adviser increases or decreases Bitcoin exposure based on the direction of the trends. The Bitcoin related instruments in which the Fund invests are Bitcoin futures, exchange-traded products with direct exposure to Bitcoin (“Bitcoin ETPs”), exchange-traded funds with indirect exposure to Bitcoin primarily through Bitcoin futures, options, or other derivative instruments (“Bitcoin ETFs”), and options and swaps linked to Bitcoin ETFs and Bitcoin ETPs as well as swaps and options on Bitcoin. The Adviser selects the instrument or instruments it believes presents the most economically efficient means to capture Bitcoin returns. The Adviser may reallocate among instruments when one becomes more economically efficient.

Bitcoin Futures and Swaps

Bitcoin futures are intended to track, although not lockstep, the price of Bitcoin. The Fund only invests in standardized, cash-settled Bitcoin futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission. As of the date of this prospectus, only regulated U.S. exchanges have such contracts. The value of Bitcoin futures is determined by reference to the underlying reference asset (the spot price of Bitcoin as measured by the relevant futures exchange, which is based on a survey of major spot Bitcoin exchanges). The Adviser invests primarily in front-month Bitcoin futures. Front-month Bitcoin futures contracts are those contracts with the shortest time to maturity.

The Fund may also gain exposure to Bitcoin by entering into swap agreements that use Bitcoin, a Bitcoin ETF or Bitcoin ETP as the reference asset. A swap agreement is a two-party contract entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The swap agreements entered into by the Fund may provide exposure to a single Bitcoin ETF and/or Bitcoin ETP, multiple Bitcoin ETPs and/or Bitcoin ETFs, or solely to Bitcoin. The particular Bitcoin ETF or Bitcoin ETP used as the reference asset for one or more of the Fund’s swap agreements may change at any time based on a variety of factors, including market conditions, counterparty terms, and the liquidity, performance, and fees of those Bitcoin ETFs and Bitcoin ETPs.

Bitcoin ETPs and Bitcoin ETFs

Bitcoin ETPs are investment vehicles that track the price of Bitcoin by directly holding actual Bitcoin (called “spot”) as their underlying asset while Bitcoin ETFs primarily invest in Bitcoin futures, options, swaps, or other derivative instruments to gain exposure to Bitcoin. The Bitcoin ETPs and Bitcoin ETFs trade on a U.S.-regulated securities exchange. Unlike Bitcoin ETFs, Bitcoin ETPs are not registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser selects specific Bitcoin ETPs and Bitcoin ETFs that it believes offer sufficient liquidity and relatively low expenses.

Options on Bitcoin, Bitcoin Futures, Bitcoin ETFs and Bitcoin ETPs

In effectuating the Fund’s Bitcoin strategy, the Fund may purchase call options contracts that utilize Bitcoin, Bitcoin futures, a Bitcoin ETF or Bitcoin ETP as the reference asset. To implement the Bitcoin options strategy, the Fund invests in over-the-counter options on Bitcoin and traditional exchange-traded options on Bitcoin futures, Bitcoin ETFs, Bitcoin ETPs, or an index of Bitcoin ETPs and/or FLexible EXchange® options (“FLEX Options”) that utilize a Bitcoin ETF or Bitcoin ETP as the reference asset. The Fund will close out over-the-counter options on Bitcoin prior to expiration so that it does not take delivery of Bitcoin. The Fund expects to primarily invest in options contracts that are listed, traded and cleared on regulated U.S. exchanges. Traditional exchange-traded options have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

Option Sub-Strategy

The Adviser seeks additional capital gains through an option sub-strategy with up to 20% of Fund assets. However, gains from written option premiums are often referred to as income. The option strategy consists of an exchange-traded and over-the-counter (“OTC”) put and call buying and writing strategy on instruments linked to Bitcoin. A call option gives the owner the right, but not the obligation, to buy a security, index future, ETF, or reference asset at a specified price (strike price) within a specific time period. A put option gives the owner the right, but not the obligation, to sell index futures or sell a security, index future, ETF, or reference asset at a specified price (strike price) within a specific time period. The Adviser focuses on creating synthetic-type exposure to Bitcoin by writing put options and buying call options on Bitcoin-linked reference assets. This paired (or two-leg) option strategy is referred to in option industry parlance as a “risk reversal” strategy.

Risk Reversal

A risk reversal strategy involves buying an out-of-the-money call and selling an out-of-the-money put. For example, if the reference asset price is currently $100, the Fund might buy a call at the $105 strike price and sell an out-of-the-money put at the $95 strike price. The initial cost of the strategy would be small and may potentially provide a net credit. If the reference asset price at expiration is above the $105 strike, the Fund would begin to profit at a one-to-one ratio and the written put would expire worthless. If the reference asset price goes below the $95 strike, the Fund would begin to lose at the same one-to-one ratio and the purchased call would expire worthless. When the Adviser expects the price of Bitcoin to rise, this bullish strategy is very efficient because of the low cost to establish the position. In terms of return profile, it is similar to being long the Bitcoin-linked instrument, but at a much lower initial cost. However, the Fund remains exposed to significant downside risk because it has written (i.e. a short position) the put. The graph below provides a view of profit/loss outcomes.

Generally, the Adviser selects among the options linked strategies based upon its evaluation of relative value based on cost, strike price (price that the optioned asset can be bought or sold by the option holder) and maturity (the last date the option contract is valid) and will exercise or close the options based on approaching maturity or opportunistic portfolio rebalancing. The Fund anticipates purchasing and selling options on a weekly, monthly, quarterly, and annual basis, depending upon the Adviser’s strategy outlook and the individual option expiration dates. However, the Fund may adjust its option portfolio on a more frequent basis for a number of reasons such as if market volatility renders the return profile provided by the option strategy less effective or ineffective or an option position has appreciated to the point that it is prudent to decrease the Fund’s exposure and realize gains for the Fund’s shareholders. While the option strategy is intended to improve the Fund’s performance, there is no guarantee that it will do so.

The Fund is deemed to be concentrated because it invests more than 25% of its net assets in investments that provide exposure to Bitcoin and/or Bitcoin futures contracts.

Bitcoin and Bitcoin Blockchain

Bitcoin is a digital asset that operates on a decentralized network using blockchain technology to facilitate secure and anonymous transactions. Bitcoin represents a digital asset that functions as a medium of exchange (although it is not widely used in this manner at present) utilizing cryptographic protocols to secure transactional processes, control the creation of additional units, and verify the transfer of assets. Its operation on a decentralized blockchain network ensures both transparency and immutability of records, without the need for a central authority. This innovative technology underpinning Bitcoin allows for peer-to-peer transactions and provides a framework for digital scarcity.

The Bitcoin blockchain constitutes a decentralized, digital ledger technology that chronologically and publicly records all Bitcoin transactions. This technology is characterized by its use of blocks, which are structurally linked in a chain through cryptographic hashes. Each block contains a list of transactions that, once verified and added to the blockchain through a consensus process known as proof of work, become extremely difficult to reverse and tamper with. The integrity, transparency, and security of the transactional data are maintained autonomously within the Bitcoin network, eliminating the necessity for central oversight and facilitating trust in a peer-to-peer system.

Income Strategy

To the extent Fund assets are not consumed by the Bitcoin Strategy and to serve as collateral for certain derivative positions, the Adviser deploys assets through an income strategy focused on high-quality short-term debt instruments: U.S. Treasury securities, U.S. Treasury Inflation-Protected Securities (“TIPS”), and fixed-income ETFs that invest primarily in U.S. Treasury securities. A portion of these securities serve as collateral for the Fund’s futures, options, and swap positions.

Additionally, the Fund increases its income producing portfolio through leverage by entering into reverse repurchase agreements. Reverse repurchase agreements are contracts in which the Fund is a seller of securities under an agreement to buy the securities back at a specified time and price. Reverse repurchase agreements are used by the Fund as an indirect means of borrowing. The Adviser may invest in an affiliated money market ETF to manage liquidity or to pledge as collateral for derivatives.

Subsidiary

The Fund executes a portion of its Bitcoin strategy indirectly by investing up to 25% of its total assets (measured at the time of investment) in a wholly owned and controlled subsidiary, the Simplify Bitcoin Strategy PLUS Income Cayman Fund (the “Subsidiary”), which is designed to enhance the ability of the Fund to obtain indirect exposure to the Bitcoin market consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Fund expects to gain exposure to Bitcoin futures, Bitcoin swaps, Bitcoin ETP swaps, options on Bitcoin, Bitcoin futures, Bitcoin ETPs, or an index of Bitcoin ETPs through the Subsidiary. The Fund does not control any other entity. The Subsidiary is advised by the Adviser. Unlike the Fund, the Subsidiary may invest without limitation indirectly in Bitcoin-related investments, however, the Subsidiary will comply with the same Investment Company Act of 1940 asset coverage requirements, when viewed on a consolidated basis with the Fund, with respect to its investments in derivatives; and also complies with the provisions of the Investment Company Act of 1940 in Section 15 (regarding investment advisory contract approvals).

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” fund.

Temporary Defensive Positions:

From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold a significant portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers’ acceptances, commercial paper, money market funds (including an affiliated money market ETF) and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although the Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

PRINCIPAL INVESTMENT RISKS:

All funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The principal risks that may reduce the Fund’s returns, include the following:

Active Management Risk. The Fund is subject to the risk that its investment management strategy may not produce the intended results. There can be no assurance that the securities selected by the Adviser will produce positive returns. The Fund’s investment strategy and the Adviser’s strategy may be highly sensitive to changes in interest rates.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated money market ETF the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated fund for inclusion in the Fund’s portfolio.

Bitcoin Risk. The value of the Fund’s investment in Bitcoin ETPs and Bitcoin ETFs are subject to fluctuations in the value of Bitcoin. Bitcoin is a relatively new innovation and the market for Bitcoin is subject to rapid price swings, changes and uncertainty. The further development of the Bitcoin network and the acceptance and use of Bitcoin are subject to a variety of factors that are difficult to evaluate. The value of Bitcoin has been, and may continue to be, substantially dependent on speculation, such that trading and investing in these assets generally may not be based on fundamental analysis. The slowing, stopping or reversing of the development of the Bitcoin network or the acceptance of Bitcoin may adversely affect the price of Bitcoin. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact the digital asset trading venues on which Bitcoin trades. The Bitcoin blockchain may contain flaws that can be exploited by hackers. A significant portion of Bitcoin is held by a small number of holders sometimes referred to as “whales.” Transactions of these holders may influence the price of Bitcoin. 2 Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, Bitcoin and the digital asset trading venues on which it trades are largely unregulated and highly fragmented and digital asset trading venues may be operating out of compliance with regulations. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote Bitcoin in a way that artificially increases the price of Bitcoin). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of digital asset trading venues have been closed due to fraud, failure or security breaches. Investors in Bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Legal or regulatory changes may negatively impact the operation of the Bitcoin network or restrict the use of Bitcoin. The Bitcoin ETPs and Bitcoin ETFs may also be negatively impacted by regulatory enforcement actions against the digital asset trading venues upon which Bitcoin trades. Such actions could significantly reduce the number of venues upon which Bitcoin trades and could negatively impact the Bitcoin held by the Bitcoin ETPs and the Bitcoin futures contracts held by the Bitcoin ETFs that reference the price of Bitcoin. In addition, digital asset trading venues, Bitcoin miners, and other participants may have significant exposure to other digital assets. Instability in the price, availability or legal or regulatory status of those instruments may adversely impact the operation of the digital asset trading venues and the Bitcoin network. The realization of any of these risks could result in a decline in the acceptance of Bitcoin and consequently a reduction in the value of Bitcoin, Bitcoin futures contracts, and shares of the Bitcoin ETPs and Bitcoin ETFs. Such occurrences could also impair the Bitcoin ETPs’ and Bitcoin ETFs’ ability to meet their investment objective pursuant to their respective investment strategy. The Bitcoin network is maintained and secured by a group of validators who “mine” Bitcoin, which involves contributing computer power to the network to validate transactions, maintain security and finalize settlement. The Bitcoin blockchain relies on a consensus mechanism whereby miners agree on the accurate state of the database. If a malicious actor (or group of actors) were to gain control of more than 50% the mining (or “hash”) power in the network, even temporarily, they would have the ability to block new transactions from being confirmed and could, over time, reverse or reorder prior transactions. Although it may be challenging for a malicious actor (or group of actors) to gain control of 50% of the mining (or “hash”) power in the Bitcoin blockchain, such an attack would significantly impact the value of Bitcoin, and thereby of the Bitcoin held by the Bitcoin ETPs and the Bitcoin futures contracts held by the Bitcoin ETF. A blockchain is a public database that is updated, shared and maintained across many computers in a network. The software that powers a blockchain is known as its protocol. Like all software, these protocols may update or change from time-to-time. In the case of the Bitcoin protocol, updates are made based on proposals submitted by developers, but only if a majority of the users and miners adopt the new proposals and update their individual copies of the protocol. Certain upgrade proposals to a blockchain may not be accepted by all the participants in an ecosystem. If one significant group adopts a proposed upgrade and another does not – or if groups adopt different upgrades – this can result in a “fork” of the blockchain, wherein two distinct sets of users and validators or users and miners run two different versions of a protocol. If the versions are sufficiently different such that the two versions of the protocol cannot simultaneously maintain and update a shared record of the blockchain database, it is called a “hard fork.” A hard fork can result in the creation of two competing blockchains, each with its own native crypto assets. For instance, on August 1, 2017, two factions in the Bitcoin community could not agree on whether or not to adopt an upgrade to the Bitcoin protocol related to how to scale throughput on the blockchain. The disagreement created a fork, with the smaller group taking the name “Bitcoin Cash” and running its own blockchain and related native crypto asset. The larger group retained the name Bitcoin for its blockchain and held Bitcoin as the native crypto asset. Additional forks of the Bitcoin blockchain are possible. A large-scale fork could introduce risk, uncertainty, or confusion into the Bitcoin blockchain, or could fraction the value of the main blockchain and its native crypto asset, which could significantly impact the value of Bitcoin held by the Bitcoin ETPs and Bitcoin futures contracts held by the Bitcoin ETFs. Additionally, a hack of the Bitcoin blockchain or one or more projects that interact with or that are built on top of the Bitcoin blockchain could negatively impact the price of Bitcoin, whether it leads to another hard fork or not, and thereby the value of the Bitcoin held by the Bitcoin ETPs, and the Bitcoin futures contracts held by the Bitcoin ETFs. 3 The Bitcoin blockchain and its native crypto asset, Bitcoin, face numerous challenges to gaining widespread adoption as an alternative payments system, including the slowness of transaction processing and finality, variability in transaction fees and volatility in Bitcoin’s price. It is not clear that the Bitcoin blockchain or Bitcoin can overcome these and other impediments, which could harm the long-term adoption of the Bitcoin blockchain and Bitcoin as an alternative payment system, and thereby negatively impact the price of Bitcoin. In addition, alternative public blockchains have been developed and may in the future develop that compete with the Bitcoin blockchain and may have significant advantages as alternative payment systems, including higher throughput, lower fees, faster settlement and finalization, and the ability to facilitate untraceable and/or privacy-shielded transactions through the use of zero-knowledge cryptography or other means. It is possible that these alternative public blockchains and their native crypto assets may be more successful than the Bitcoin blockchain and Bitcoin in gaining adoption as an alternative payments system, which could limit the long-term adoption of the Bitcoin blockchain and Bitcoin, thereby negatively impact the price of Bitcoin. Such alternative public blockchains, such as the Ethereum network, allow users to write and implement smart contracts—that is, general-purpose code that executes on every computer in the network and can instruct the transmission of information and value based on a sophisticated set of logical conditions. Using smart contracts, users can create markets, store registries of debts or promises, represent the ownership of property, move funds in accordance with conditional instructions and create other digital assets. Furthermore, traditional payment systems may improve their own technical capabilities and offer faster settlement times, faster finalization and lower fees. This could make it more difficult for the Bitcoin blockchain and Bitcoin to gain traction as an alternative payments system, which could limit the long-term adoption of the Bitcoin blockchain and Bitcoin, and thereby negatively impact the price of Bitcoin. Finally, one means by which the ecosystem surrounding the Bitcoin blockchain has attempted to mitigate concerns about the slowness of transaction processing and finality and the variability of transaction fees has been through the development of so-called Layer 2 networks, including the “Lightning Network.” Layer 2 networks are separate blockchains built on top of “Layer 1” blockchains like the Bitcoin blockchain for the purpose of augmenting the throughput of the Layer 1 blockchain, and often, providing lower fees for transaction processing and faster settlement. Layer 2 blockchains introduce certain risks into the Bitcoin ecosystem that should be considered. For instance, Layer 2 blockchains are a relatively new and still developing technology. Technological issues – including hacks, bugs, or failures – could introduce risk or harm confidence in the Bitcoin ecosystem, which could negatively impact the price of Bitcoin. In addition, users may choose to settle an increasing share of transactions on Layer 2 blockchains, which could negatively impact the transaction activity on, and the amount of fee revenue generated by, the Bitcoin blockchain itself, which could negatively impact the price of Bitcoin. If these or other developments negatively impact the price of Bitcoin, this would negatively impact the value of the Bitcoin ETPs and Bitcoin ETFs. The realization of any of these risks could result in a decline in the acceptance of Bitcoin and consequently a reduction in the value of Bitcoin, Bitcoin ETPs, Bitcoin ETFs, and the Fund.

Bitcoin Tax Risk. The Fund’s investments in Bitcoin ETPs or similar investment vehicles are grantor trusts for U.S. federal income tax purposes, and therefore an investment by the Fund directly in such an investment will generally be treated as a direct investment in Bitcoin for such purposes. In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Although the income from Bitcoin ETPs in which the Fund invests is not treated as “qualifying income” for purposes of the 90% income requirement, the Fund avoids the recognition of any income from Bitcoin ETPs by handling any Bitcoin ETP transactions with Authorized Participants (“AP”) through in-kind creations and redemptions. For example, if the Fund wants to reduce its exposure to Bitcoin ETPs, it may deliver a basket of the Bitcoin ETPs to the AP in exchange for shares of the Fund. The Bitcoin ETP is not sold by the Fund and thus, no income is generated for the Fund. Additional risks with respect to APs are described under the “Authorized Participant Risk” below.

If, in any year, the Fund was to fail to qualify for the special tax treatment accorded a RIC and its shareholders and was ineligible to or was not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Bitcoin Tax Risk. By investing in Bitcoin futures indirectly through the Subsidiary, the Fund will obtain exposure to Bitcoin within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received by the Fund from its investments in the Subsidiary will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

Bitcoin Futures Contract Risk. The market for Bitcoin futures may be less developed, and potentially less liquid and more volatile, than more established futures markets as Bitcoin futures are relatively new. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the reference asset and the price of the futures contract; (b) possible lack of a liquid secondary market and the resulting inability to close a futures contract when desired; (c) investments in futures contracts involves leverage, which means a small percentage of assets in futures can have a disproportionately large impact on the Fund and the Fund can lose more than the principal amount invested; (d) losses caused by unanticipated market movements, which are potentially unlimited; (e) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so. Bitcoin futures may trade at a price premium above Bitcoin. As a futures contract approaches expiration, the price premium will tend to erode, which will result in losses to the Fund assuming other things equal.

Bitcoin ETF Risks. The Bitcoin ETFs do not invest directly in Bitcoin. Instead, the Bitcoin ETFs obtain indirect exposure to Bitcoin by investing in Bitcoin futures, swaps, and/or options. The market for derivatives linked to Bitcoin may be less developed, and potentially less liquid and more volatile, than more established markets. While these markets have grown substantially since Bitcoin derivatives commenced trading, there can be no assurance that this growth will continue. The price for Bitcoin futures, swaps, and options is based on a number of factors, including the supply of and the demand for these derivatives. Market conditions and expectations, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for these derivatives. Additionally, due to the high margin requirements that are unique to Bitcoin futures contracts, the Bitcoin ETFs may experience difficulty maintaining the desired level of exposure to Bitcoin solely through futures contracts. If a Bitcoin ETF is unable to achieve such exposure it may not be able to meet its investment objective and the Bitcoin ETF’s returns may be different or lower than expected. Additionally, collateral requirements may require the Bitcoin ETFs to liquidate their positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like Bitcoin futures may be considered aggressive and may expose the Bitcoin ETFs to significant risks. These risks include counterparty risk and liquidity risk.

Concentration Risk. Concentration risk is the possibility that securities within the same industry (deemed to be Bitcoin) will decline in price due to industry-specific market or economic developments. As the Fund invests more heavily in a particular industry, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that industry. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Additionally, some industries could be subject to greater government regulation than other industries. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those industries.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risk: The Fund is structured as an ETF and some Fund may invest in Underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s Shares (“Shares”) are not redeemable by retail investors and may be redeemed only by the Authorized Participant at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, which may result in the Fund’s shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. Individual Shares of the Fund that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those Authorized Participants creating and redeeming directly with the Fund.

○	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and the Fund’s NAV.

○	The market price for the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, the Fund’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Exchange Traded Product (ETP) Risk. The Fund invests in Bitcoin ETPs. Through its positions in Bitcoin ETPs, the Fund generally will be subject to the risks associated with such vehicle’s investments, including the possibility that the value of the securities or instruments held by or linked to a Bitcoin ETP could decrease. The Bitcoin ETPs in which the Fund invests are not registered, nor are they required to be registered, as investment companies subject to the 1940 Act and, therefore, are not subject to the regulatory scheme of the 1940 Act including: provisions preventing Bitcoin ETP insiders from managing a Spot Bitcoin ETP to their benefit and to the detriment of shareholders; provisions preventing a Bitcoin ETP from issuing securities having inequitable or discriminatory provisions; provisions preventing management by irresponsible persons; provisions preventing the use of unsound or misleading methods of computing Bitcoin ETP earnings and asset value; provisions prohibiting suspension of redemptions (except under limited circumstances); provisions limiting fund leverage; provisions imposing a fiduciary duty on fund managers with respect to receipt of compensation for services; and provisions preventing changes in a Bitcoin ETP’s character without the consent of shareholders. When the Fund invests in a Bitcoin ETP, in addition to directly bearing the expenses associated with its own operations, it also will bear a pro rata portion of the Bitcoin ETP’s expenses (including operating costs and management fees).

Fixed Income Securities Risk. Fixed income securities risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early or later than expected, potentially reducing the amount of interest payments or extending time to principal repayment). These risks could affect the value of a particular investment possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. When the Fund invests in fixed income securities the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain. Rising rates may decrease liquidity and increase volatility, which may make portfolio management more difficult and costly to the Fund and its shareholders. Additionally, default risk increases if issuers must borrow at higher rates. Generally, these changing market conditions may cause the Fund’s share price to fluctuate or decline more than other types of equity investments.

Leverage Risk. Using derivatives such as futures can create leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of other funds that do not use such techniques.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Non-Diversification Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Options Risk. The Fund may purchase and/or write call and put options on Bitcoin and Bitcoin-linked assets. The Fund may engage in these transactions to hedge against a decline in the value of assets owned or an increase in the price of securities or instruments which the Fund plans to purchase. Certain types of options are highly sensitive to changes in interest rates.

○	Put Options. In order for a put option to result in a gain, the market price of the underlying security or reference asset must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.

○	Call Options. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid, and transaction costs.

Reverse Repurchase Agreement Risk. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and involve the risk that the other party may fail to return the securities in a timely manner, or at all, resulting in losses to the Fund.

Swap Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

TIPS Risk. TIPS are debt instruments issued by the by the United States Department of the Treasury. The principal of TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When TIPS mature, investors are paid the adjusted principal or original principal, whichever is greater.

Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. Inflation-indexed bonds generally pay a lower nominal interest rate than a comparable non-inflation-indexed bond. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Fund or applicable underlying ETF will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives. In addition, TIPS are subject to credit risk, interest rate risk, and maturity risk.

Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. ETFs and ETPs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the Adviser expects the principal investments risks of such funds will be similar to the risks of investing in the applicable Fund. Leveraged daily return ETFs are subject to compounding risk. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index, reference asset, or benchmark during the same period of time.

U.S. Treasury Market Risk. The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.

Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities or other investments, such as Bitcoin, that trade in thin or volatile markets or that are valued using a fair value methodology. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. Shares of Bitcoin ETPs are intended to reflect the price of bitcoin assets, less fees and expenses. The price of a Bitcoin ETP may go down even if the price of the underlying asset, bitcoin, remains unchanged. Additionally, shares that trade at a premium mean that an investor who purchases $1 of a portfolio will actually own less than $1 in assets.

Wholly-Owned Subsidiary Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

PORTFOLIO HOLDINGS DISCLOSURE: A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information (“SAI”).

SUBSIDIARY

The Fund executes a portion of its strategy by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary (the “Subsidiary”). The Subsidiary invests the majority of its assets in options, commodities and other futures contracts subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Subsidiary are also principal investment strategies and principal risks of the Fund and are reflected in this Prospectus. The financial statements of the Subsidiary are consolidated with those of the Fund. By investing in commodities, futures and/or options (as applicable) indirectly through the Subsidiary, the Fund obtains exposure to the commodities, futures, and/or options markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary provides the Fund with exposure to the commodities options, and/or futures markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Sub-chapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). The Fund will make investments in certain commodity-linked derivatives futures, and/or options through the Subsidiary because income from these derivatives and options is not treated as “qualifying income” for purposes of the 90% income requirement if the Fund invests in the derivative directly. The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from the Fund’s investment in a wholly-owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M. The Fund does not have a private letter ruling. To satisfy the 90% income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary’s investments during the fiscal year. Such dividend distributions are “qualifying income” pursuant to Subchapter M (Section 851(b)) of the Code.

Because the Fund may invest a substantial portion of its assets in its Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.

The Subsidiary follows the same compliance policies and procedures, as its corresponding Fund and is subject to the same investment restrictions and limitations as the Fund when measured on a consolidated basis with the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to affiliated transactions and custody. The Fund’s custodian also serves as the custodian to each Subsidiary.

The Adviser to the Subsidiary also complies with the provisions of the 1940 Act regarding investment advisory contracts and is considered to be an investment adviser to a fund under the 1940 Act.

CYBERSECURITY: The computer systems, networks and devices used by the Fund and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT

INVESTMENT ADVISER: Simplify Asset Management Inc., located at 10845 Griffith Peak Drive, 2/F, Las Vegas, NV 89135, serves as the Fund’s investment adviser (the “Adviser”). The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and manages only the Fund.

Subject to the oversight of the Board, the Adviser is responsible for managing the Fund’s investments, placing trade orders and providing related administrative services and facilities under an advisory agreement between the Fund and the Adviser.

The Adviser is paid a monthly management fee at an annual rate (stated as a percentage of the average daily net assets of the Fund) as stated below. The management agreement between the Fund and the Adviser provides that the Adviser will pay substantially all operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders and the management fee. In addition to the excluded operating expenses, the Fund also pays non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

A discussion regarding the basis of the Board’s approval of the management agreement between the Adviser and the Trust on behalf of the Fund is available in the Fund’s next filed Form N-CSR covering the six-month period ended December 31, 2025.

Fund	Management Fee	Actual Fee Paid During Last Fiscal Year (After Waiver)
MAXI	0.85%	0.85%

MANAGER-OF-MANAGERS EXEMPTIVE ORDER

The Trust and the Adviser have received an exemptive order from the SEC that permits the Adviser, subject to approval by the Board, to enter into sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval. The exemptive order permits the Adviser, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders. The Adviser, subject to the oversight of the Board, is responsible for overseeing the Fund’s sub-adviser(s), if any, and recommending their hiring, termination and replacement.

PORTFOLIO MANAGERS

David Berns, PhD, is the Chief Investment Officer and co-founder of the Adviser. Prior to co-founding the Adviser in 2020, he founded Portfolio Designer, LLC, a company that specializes in portfolio design and from 2018 to 2019 was a managing director at Nasdaq Dorsey Wright. Prior to joining Nasdaq Dorsey Wright, Inc., he founded and developed a company that specializes in proprietary trading. He has specialized in developing asset allocation, portfolio management, and risk management systems for managing private and institutional wealth. Dr. Berns has a PhD in Physics from the Massachusetts Institute of Technology in the field of Quantum Computation.

Jeff Schwarte is the Chief Equity Strategist at Simplify Asset Management, focusing on product innovation, thought leadership, and portfolio management. Before joining Simplify, he led Principal’s global systematic solutions team, overseeing model development and risk management analytics. Jeff managed several custom US, international, and global strategies and has been with Principal since 1993, serving in various roles, including portfolio manager, investment accountant, and auditor. He holds a bachelor’s degree in accounting from the University of Northern Iowa and is a CFA charterholder, CPA, and Certified Internal Auditor.

Emilio Freire serves as Portfolio Manager at the Adviser and has been with the firm since its inception in 2020, initially joining as a quantitative analyst to help build the analytics and data modelling infrastructure, and eventually growing into a strategist role supporting the Portfolio Managers in the research and daily management of multiple systematic option-based funds.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of Fund shares.

HOW SHARES ARE PRICED

The NAV of the Fund is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on each day the Exchange is open for business. NAV is computed by determining, the aggregate market value of all assets of the applicable Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The Exchange is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (“Exchange Close”). The NAV takes into account, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of Creation Units, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the Exchange on that day.

Generally, the Fund’s portfolio securities, including securities issued by ETFs, are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded on any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board and the Adviser. The Board has selected the Adviser as its valuation designee. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board reviews the execution of this process at least annually to ensure the process produces reliable results. Independent pricing services may assist in calculating the value of the Fund’s portfolio securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s portfolio securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund.

In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the Exchange. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

HOW TO BUY AND SELL SHARES

Shares of the Fund are listed for trading on the respective Exchanges, as stated below. Share prices are reported in dollars and cents per Share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and Shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Authorized Participants that have entered into a contract with the Fund’s distributor may acquire Shares from the Fund, and Authorized Participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in large blocks, or Creation Units, of 25,000 Shares (Simplify Government Money Market ETF Creation Units of 10,000 Shares). Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI. The Fund expects that purchases and redemptions of Creation Units will be made primarily through in-kind delivery of portfolio securities. The Fund may liquidate and terminate at any time without shareholder approval.

Fund Name	Ticker Symbol (Exchange)
Simplify Bitcoin Strategy ETF	MAXI (Nasdaq Stock Market LLC)

Share Trading Prices

The approximate value of Shares, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for Shares and an estimated cash component, may be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares, and the Fund does not make any warranty as to the accuracy of these values.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants that have entered into a contract with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, direct trading by Authorized Participants is critical to ensuring that Shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Shares.

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the1940 Act.

No distribution or service fees are currently paid by the Fund and will not be paid by the Fund unless authorized by the Trust’s Board. There are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid monthly. The Fund distributes its net realized capital gains, if any, to shareholders annually. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements.

No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

○	The Fund makes distributions,

○	You sell your Shares listed on the Exchange, and

○	You purchase or redeem Creation Units.

Taxes on Distributions

Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions), if any, generally are subject to federal income tax for non-corporate shareholders who satisfy those restrictions with respect to their Shares at the rate for net capital gain. A part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations – the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding Real Estate Investment Trusts) and excludes dividends from foreign corporations – subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund (if that option is available). Distributions reinvested in additional Shares through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional Shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares and as capital gain thereafter. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Fund is required to withhold 28% of your distributions and redemption proceeds if you have not provided the Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses from sales of Shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component it pays. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the Shares being redeemed and the value of the securities. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price. See “Tax Status” in the SAI for a description of the newly effective requirement regarding basis determination methods applicable to Share redemptions and the Fund’s obligation to report basis information to the Service.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Shares under all applicable tax laws. See “Tax Status” in the SAI for more information.

FUND SERVICE PROVIDERS

Bank of New York Mellon is the Fund’s administrator, transfer agent, custodian and fund accountant. It has its principal office at 240 Greenwich St., New York, NY 10286, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Foreside Financial Services, LLC (the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, ME 04101, is the distributor for the shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Thompson Hine LLP, 41 South High Street, 17th Floor, Columbus, Ohio 43215, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

OTHER INFORMATION

Continuous Offering

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells the Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Householding: To reduce expenses, you may elect to have the Fund mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution.

Certain Conditions on Certain Shareholder Legal Actions

Pursuant to the Trust’s primary governing document, the Agreement and Declaration of Trust, shareholders wishing to pursue a derivative action (a suit brought by a shareholder on behalf of the Fund) are subject to various conditions including: (i) Trustees must have a reasonable amount of time to assess a request for action, (ii) at least 10% of shareholders must participate in the action, (iii) expenses of a failed action are borne by the complaining shareholders. However, these provisions do not apply to actions brought under federal securities laws. In addition, all shareholder legal complaints must be brought in courts of the State of Delaware sitting in Kent County and the United States District Court for the District of Delaware, which may be inconvenient for some shareholders.

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial history of the Fund for the past five years, or since inception if the life of the Fund is shorter. Certain information reflects financial results for a single Fund Share. The total returns in this table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for various periods ended June 30 has been audited by Cohen & Company, Ltd., the Fund’s Independent Registered Public Accounting Firm, whose reports, along with the Fund’s financial statements, are included in the June 30, 2025, Annual Report of the Trust, which is available free of charge, upon request.

Simplify Exchange Traded Funds

Consolidated Financial Highlights

Simplify Bitcoin Strategy ETF	Years Ended June 30				Period Ended June 30,
Selected Per Share Data	2025		2024		2023(a)
Net Asset Value, beginning of period	$25.24		$18.08		$12.50
Income (loss) from investment operations:
Net investment income (loss)(b)	0.78		0.76		0.15
Net realized and unrealized gain (loss)	14.28		12.23		6.64
Total from investment operations	15.06		12.99		6.79
Less distributions from:
Net investment income	(8.89)		(4.97)		(1.15)
Net realized gains	(0.28)		(0.86)		(0.06)
Total distributions	(9.17)		(5.83)		(1.21)
Net Asset Value, end of period	$31.13		$25.24		$18.08
Total Return (%)	74.47		84.03		58.15	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$52		$19		$25
Ratio of expenses (%)	1.31	(d)(e)	6.09	(e)(f)	11.18	(e)(g)(h)
Ratio of net investment income (loss) (%)	2.97		3.67		1.35	(g)
Portfolio turnover rate (%)(i)	0		0		0	(c)

(a)	For the period September 30, 2022 (commencement of operations) through June 30, 2023.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	The ratios of expenses to average net assets includes interest expense fees of 0.46%.
(e)	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
(f)	The ratios of expenses to average net assets includes interest expense fees of 5.24%.
(g)	Annualized.
(h)	The ratios of expenses to average net assets includes interest expense fees of 10.23%.
(i)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

Adviser	Simplify Asset Management Inc. 10845 Griffith Peak Drive 2/F Las Vegas, NV 89135	Distributor	Foreside Financial Services, LLC Three Canal Plaza, Suite 100, Portland, ME 04101
Custodian, Administrator & Transfer Agent	Bank of New York Mellon 240 Greenwich St. New York, NY 10286	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1350 Euclid Ave., Suite 800 Cleveland, OH 44115

Additional information about the Fund is included in the Fund’s SAI dated November 1, 2025, as supplemented from time to time. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments is also available in each of the Fund’s Annual and Semi-Annual Tailored Shareholder Reports and in the Fund’s Annual and Semi-Annual Financial Statements. In the Fund’s Annual Tailored Shareholder Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Financial Statements, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1 (855) 772-8488. You may also write to:

Simplify Exchange Traded Funds
10845 Griffith Peak Drive 2/F
Las Vegas, NV 89135

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

Investment Company Act File # 811-23570